UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: January 1, 2018

(Date of earliest event reported)

UNION BANKSHARES CORPORATION

(Exact name of registrant as specified in its charter)

Virginia	0-20293	54-1598552
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1051 East Cary Street

Suite 1200

Richmond, Virginia 23219

(Address of principal executive offices) (Zip Code)

(804) 633-5031

(Registrant’s telephone number, including area code)

(Former name or former, address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

On January 2, 2018, Union Bankshares Corporation (“Union”) filed a Form 8-K reporting the completion of its acquisition of Xenith Bankshares, Inc. (“Xenith”) on January 1, 2018. In that filing, Union indicated that it would amend the Form 8-K at a later date to include the financial information required by Item 9.01 of Form 8-K. This amendment to Union’s January 2, 2018 Form 8-K is being filed to provide such financial information, which is attached to this report as Exhibits 99.1, 99.2 and 99.3.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(i) The audited consolidated balance sheets of Xenith as of December 31, 2016 and 2015, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity, and cash flows for each of the two years in the period ended December 31, 2016, and the related notes and report of independent auditors thereto, are attached hereto as Exhibit 99.1 and incorporated by reference herein (collectively, the “Xenith Audited Information”).

(ii) The unaudited consolidated balance sheet of Xenith as of September 30, 2017, the unaudited consolidated statements of income for the three and nine months ended September 30, 2017 and 2016, the unaudited consolidated statements of comprehensive income for the three and nine months ended September 30, 2017 and 2016, the unaudited consolidated statements of changes in stockholders’ equity for the nine months ended September 30, 2017, and the unaudited consolidated statements of cash flows for the nine months ended September 30, 2017 and 2016, and the related notes thereto, are attached hereto as Exhibit 99.2 and incorporated by reference herein (collectively, the “Xenith Unaudited Information”).

(b)	Pro forma financial information.

Union and Xenith unaudited pro forma condensed combined balance sheet as of September 30, 2017, and the unaudited pro forma condensed combined statements of income for the nine months ended September 30, 2017 and for the year ended December 31, 2016, and the related notes to the unaudited pro forma condensed combined financial information, are attached hereto as Exhibit 99.3 and incorporated by reference herein (collectively, the “Union-Xenith Pro Forma Financial Information”).

(d)	Exhibits.

The following exhibits are filed herewith:

Exhibit
No.	Description of Exhibit

23.1	Consent of KPMG LLP.
99.1	Xenith Audited Information.
99.2	Xenith Unaudited Information.
99.3	Union-Xenith Pro Forma Financial Information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNION BANKSHARES CORPORATION

Date: January 23, 2018	By:	/s/ Robert M. Gorman
Robert M. Gorman
Executive Vice President and
Chief Financial Officer